                                                                    EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
                 Distribution Date of December 27, 1999 for the
            Collection Period of November 1 through November 30, 1999

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                           1,099,937,045.30
Discounted Principal Balance                                    1,099,937,045.30
Servicer Advance                                                    2,144,779.34
Servicer Payahead                                                   3,039,194.68
Number of Contracts                                                      49,144
Weighted Average Lease Rate                                                7.74%
Weighted Average Remaining Term                                            38.7
Servicing Fee Percentage                                                   1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                1,017,929,711.41
  Discounted Principal Balance                                  1,016,336,630.86
  Servicer Advances                                                 3,419,107.67
  Servicer Pay Ahead Balance                                        2,543,894.66
  Maturity Advances Outstanding                                               -
  Number of Current Contracts                                             52,953
  Weighted Average Lease Rate                                               7.57%
  Weighted Average Remaining Term                                           17.3

--------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                          41,247,639.20
  Specified Reserve Fund Percentage                                                                                        5.50%
  Specified Reserve Fund Amount                                                                                   60,496,537.49
  Specified Reserve Fund Percentage
   (IF CONDITION I, II OR III MET)                                                                                         6.50%
  Specified Reserve Fund Amount
   (IF CONDITION I, II OR III MET)                                                                                71,495,907.94

                                                                    Class A                 Class B                  Total
                                                                    Amount                  Amount                   Amount
                                                                    ------                  ------                   ------
  Beginning Balance                                             59,423,467.49            1,073,070.00             60,496,537.49
  Withdrawal Amount                                                         -                       -                         -
  Transferor Excess                                              1,601,560.96                                      1,601,560.96
                                                            -------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                         61,025,028.45            1,073,070.00             62,098,098.45
  Specified Reserve Fund Balance                                59,423,467.49            1,073,070.00             60,496,537.49
  Release to Transferor                                          1,601,560.96                       -              1,601,560.96
                                                            --------------------------------------------------------------------
  Ending Reserve Fund Balance                                   59,423,467.49            1,073,070.00              60,496,537.49
  Cumulative Withdrawal Amount                                              -                       -                          -
--------------------------------------------------------------------------------------------------------------------------------

LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                             Vehicles
                                                                                          --------
  Liquidated Contracts                                                                       128
                                                                                             ---
  Discounted Principal Balance                                                                                     2,359,626.18
  Net Liquidation Proceeds                                                                                        (2,012,253.13)
  Recoveries - Previously Liquidated Contracts                                                                                -
                                                                                                      -------------------------
  Aggregate Credit Losses for the Collection Period                                                                  347,373.05
                                                                                                      =========================
  Cumulative Credit Losses for all Periods                                                                         6,217,346.09
                                                                                                      =========================
  Repossessed in Current Period                                                               57

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                   Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                Charge-Off Rate
                                                                                                      --------------------------
    Second Preceding Collection Period                                                                                     0.44%
    First Preceding Collection Period                                                                                      0.43%
    Current Collection Period                                                                                              0.41%

--------------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                        0.43%
Charge-off Rate Indicator ( > 1.25%)                                                                           CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                        Percent        Accounts          Percent                 ANIV
                                                             -------        --------          -------                 ----
  31-60 Days Delinquent                                        1.28%           677             1.21%              12,271,377.79
  61-90 Days Delinquent                                        0.07%           37              0.07%                 758,460.84
  Over 90 Days Delinquent                                      0.03%           18              0.04%                 447,445.68
                                                                     ------------------------           -----------------------
  Total Delinquencies                                                          732                                13,477,284.31
                                                                     ========================           =======================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                     0.10%
    First Preceding Collection Period                                                                                      0.07%
    Current Collection Period                                                                                              0.10%
--------------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                        0.09%
Delinquency Percentage Indicator ( > 1.25%)                                                                    CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                               VEHICLES
                                                                          --------
  Matured Lease Vehicle Inventory Sold                                       23                                      357,629.97
                                                                             --
  Net Liquidation Proceeds                                                                                          (306,632.57)
                                                                                                     --------------------------
  Net Residual Value (Gain) Loss                                                                                      50,997.40
                                                                                                     ==========================
  Cumulative Residual Value (Gain) Loss all periods                                                                  603,968.55
                                                                                                     ==========================

                                                                                             Average                 Average
                                         Number         Scheduled           Sale         Net Liquidation            Residual
MATURED VEHICLES SOLD FOR                 Sold         Maturities          Ratio            Proceeds                  Value
                                          ----         ----------          -----            --------                  -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period       37               7                100.00%       18,033.43                  19,919.65
  First Preceding Collection Period        12               0                100.00%       13,550.79                  14,827.19
  Current Collection Period                23               4                100.00%       13,331.85                  15,883.74
  Three Month Average                                                                      15,784.43                  17,781.66
                                                                                                     --------------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                           88.77%
                                                                                                     --------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                                                   AMOUNT/RATIO                TEST MET?
---------------                                                                         ------------                ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                   100.00%                     YES

b) Number of Scheduled Maturities > 500                                                       4                        NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values            88.77%                     NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                            CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of December 27, 1999 for the
            Collection Period of November 1 through November 30, 1999

                                                                                       CERTIFICATE BALANCE
                                                                                     -----------------------         Class A1
                                                                      Total          Percent        Balance          Balance
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                            98.00%
---------
  Interest Collections                                            7,770,567.85
  Net Investment Income                                             317,346.79
  Non-recoverable Advances                                          (60,125.65)
                                                           -------------------
    Available Interest                                            8,027,788.99                   7,862,839.03       2,443,601.64
  Class A1, A2, A3 Notional Interest Accrual Amount              (4,546,833.33)                 (4,546,833.33)     (1,493,541.67)
  Unreimbursed A1, A2, A3 Interest Shortfall                                 -                              -                  -
  Interest Accrual for Adjusted Class B Certificate Bal.           (390,478.25)                   (390,478.25)
  Class B Interest Carryover Shortfall                                       -
  Servicer's Fee                                                   (864,938.22)                   (847,166.01)
  Capped Expenses                                                   (21,724.55)                    (21,278.17)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                         -                              -
  Uncapped Expenses                                                          -                              -
                                                           -------------------             ------------------
  Total Unallocated Interest                                      2,203,814.64                   2,057,083.27
  Excess Interest to Transferor                                              -                  (2,057,083.27)
                                                           -------------------             ------------------
  Net Interest Collections Available                              2,203,814.64                              -
  Interest Collections Allocated to Losses                         (390,184.98)
  Accelerated Principal Distribution                               (212,068.69)
                                                           -------------------
  Deposit to Reserve Fund                                         1,601,560.96
                                                           -------------------
  Withdrawal from Reserve Fund                                               -
                                                           -------------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                              (398,370.45)                   (390,184.98)
  Loss Reimbursement from Transferor                                390,184.98                     390,184.98
  Loss Reimbursement from Reserve Fund                                       -
                                                           -------------------             ------------------
  Transferor Ending Certificate Principal Loss Amount                (8,185.47)                             -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                          -
  Current increase (decrease)                                                -
                                                           -------------------
  Ending Balance                                                             -
                                                           -------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                          -
  Current increase (decrease)                                                -
                                                           -------------------
  Ending Balance                                                             -
                                                           -------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                          -
  Current increase (decrease)                                                -
                                                           -------------------
  Ending Balance                                                             -
                                                           -------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                          -
  Current increase (decrease)                                                -
                                                           -------------------
  Ending Balance                                                             -
                                                           -------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     391,737.51
  Allocations - Current Period                                   19,596,226.04                  19,596,226.04      19,596,226.04
  Allocations - Accelerated Principal Distribution                  212,068.69                     212,068.69         212,068.69
  Allocations - Not Disbursed Beginning of Period                61,338,788.12                  61,338,788.12      61,338,788.12
  Allocations - Not Disbursed End of Period                      81,147,082.85                  81,147,082.85      81,147,082.85
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   1,601,560.96                              -                  -
  Allocations - Current Period                                    4,937,311.58                   4,937,311.58       1,493,541.67
  Allocations - Not Disbursed Beginning of Period                 9,874,623.17                   9,874,623.17       2,987,083.33
  Allocations - Not Disbursed End of Period                      14,811,934.75                  14,811,934.75       4,480,625.00
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                   1,601,560.96
  Due to Trust                                                   24,819,997.04                  24,428,259.52      21,203,211.82
                                                           -------------------             ------------------   ---------------
     Total Due To Trust                                          26,421,557.99                  24,428,259.52      21,203,211.82
--------------------------------------------------------------------------------------------------------------------------------


                                                             Class A2        Class A3       Class B          Transferor Interest
                                                             --------        --------       -------        ----------------------
                                                              Balance        Balance        Balance        Interest     Principal
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                       2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
    Available Interest                                      4,194,241.63    703,173.73     521,822.01     164,949.97
  Class A1, A2, A3 Notional Interest Accrual Amount        (2,611,458.33)  (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -             -
  Interest Accrual for Adjusted Class B Certificate Bal.                                  (390,478.25)
  Class B Interest Carryover Shortfall                                                              -
  Servicer's Fee                                                                                          (17,772.21)
  Capped Expenses                                                                                            (446.39)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                                -
                                                                                                        ------------
  Total Unallocated Interest                                                                              146,731.36
  Excess Interest to Transferor                                                                         2,057,083.27
                                                                                                        ------------
  Net Interest Collections Available                                                                    2,203,814.63
  Interest Collections Allocated to Losses                                                               (390,184.98)
  Accelerated Principal Distribution                                                                     (212,068.69)
                                                                                                        ------------
  Deposit to Reserve Fund                                                                               1,601,560.95
                                                                                                        ------------
  Withdrawal from Reserve Fund
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                     (390,184.98)                    (8,185.47)
  Loss Reimbursement from Transferor                                                       390,184.98    (390,184.98)
  Loss Reimbursement from Reserve Fund
                                                                                                        ----------------------------
  Transferor Ending Certificate Principal Loss Amount                                                    (390,184.98)     (8,185.47)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                          391,737.51
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                            -             -              -              -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -             -              -   1,601,560.96
  Allocations - Current Period                              2,611,458.33    441,833.33     390,478.25              -
  Allocations - Not Disbursed Beginning of Period           5,222,916.67    883,666.67     780,956.50              -
  Allocations - Not Disbursed End of Period                 7,834,375.00  1,325,500.00   1,171,434.75              -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                                         1,601,560.96
  Due to Trust                                              2,442,177.35    413,453.01     369,417.34                    391,737.51
                                                       -----------------  ------------   ------------  ----------------------------
     Total Due To Trust                                     2,442,177.35    413,453.01     369,417.34   1,601,560.96     391,737.51
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of December 27, 1999 for the
            Collection Period of November 1 through November 30, 1999

                                                                Certificate Balance                  Class A1
                                                              -----------------------         ---------------------
                                              Total           Percent        Balance          Percent       Balance
-------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)    1,099,937,045.30
Discounted Principal Balance             1,099,937,045.30
Initial Notional/Certificate Balance                          100.00%    1,077,938,000.00     31.08%    335,000,000.00
Percent of ANIV                                                                     98.00%                       30.46%
Certificate Factor                                                              1.0000000                    1.0000000
Notional/Certificate Rate                                                                                        5.350%
Targeted Maturity Date                                                                                October 25, 2000
Servicer Advance                             2,144,779.34
Servicer Payahead                            3,039,194.68
Number of Contracts                                49,144
Weighted Average Lease Rate                          7.74%
Weighted Average Remaining Term                      38.7
Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value           1,037,925,860.43
Discounted Principal Balance             1,037,175,611.21
Notional/Certificate Balance                                             1,077,938,000.00               335,000,000.00
Adjusted Notional/Certificate Balance                                    1,016,599,211.88               273,661,211.88
Percent of ANIV                                                                     97.95%                       26.37%
Certificate Factor                                                                   1.0000000               1.0000000
Servicer Advances                              3,490,004.53
Servicer Pay Ahead Balance                     2,417,563.66
Maturity Advances Outstanding
Number of Current Contracts                          53,468
Weighted Average Lease Rate                            7.57%
Weighted Average Remaining Term                        18.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value           1,017,929,711.41
  Discounted Principal Balance             1,016,336,630.86
  Notional/Certificate Balance                                           1,077,938,000.00               335,000,000.00
  Adjusted Notional/Certificate Balance                                    996,790,917.15               253,852,917.15
  Percent of ANIV                                                                   97.92%                       24.94%
  Certificate Factor                                                            1.0000000                    1.0000000
  Servicer Advances                            3,419,107.67
  Servicer Pay Ahead Balance                   2,543,894.66
  Maturity Advances Outstanding                           -
  Number of Current Contracts                        52,953
  Weighted Average Lease Rate                          7.57%
  Weighted Average Remaining Term                      17.3

Prior Certificate Interest Payment Date  September 27, 1999
Next Certificate Interest Payment Date     March 27, 2000
------------------------------------------------------------------------------------------------------------------------------------


                                              Class A2                 Class A3                Class B           Transferor Interest
                                        --------------------      -------------------     ------------------     -------------------
                                        Percent      Balance      Percent     Balance     Percent    Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     53.34%    575,000,000.00  8.94%  96,400,000.00    6.64%   71,538,000.00   21,999,045.30
Percent of ANIV                                             52.28%                 8.76%                    6.50%           2.00%
Certificate Factor                                      1.0000000             1.0000000                1.0000000
Notional/Certificate Rate                                   5.450%                5.500%                   6.550%
Targeted Maturity Date                          September 25, 2001     February 25, 2002       September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                       575,000,000.00         96,400,000.00            71,538,000.00   21,326,648.55
Adjusted Notional/Certificate Balance              575,000,000.00         96,400,000.00            71,538,000.00   21,326,648.55
Percent of ANIV                                             55.40%                 9.29%                    6.89%           2.05%
Certificate Factor                                      1.0000000             1.0000000                1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                     575,000,000.00         96,400,000.00            71,538,000.00   21,138,794.26
  Adjusted Notional/Certificate Balance            575,000,000.00         96,400,000.00            71,538,000.00   21,138,794.26
  Percent of ANIV                                           56.49%                 9.47%                    7.03%           2.08%
  Certificate Factor                                    1.0000000             1.0000000                1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY             VEHICLES
---------------------------------             --------
Principal Collections                                                10,312,137.27
Prepayments in Full                              360                  6,887,029.86
                                                 ---
Reallocation Payment                              4                      79,725.74
                                                  -
Interest Collections                                                  7,770,567.85
Net Liquidation Proceeds and Recoveries                               2,012,253.13
Increase (Decrease) in Maturity Advances                                         -
Net Liquidation Proceeds - Vehicle Sales                                306,632.57
Non-Recoverable Advances                                                (60,125.65)
                                                                ------------------
Total Available                                                      27,308,220.77
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                  Amount             Annual Amount
                                             --------             -------------
     Total Capped Expenses Paid              21,724.55             304,143.70
     Total Uncapped Expenses Paid                    -                      -
     Capped and Uncapped Expenses Due                -                      -
SERVICER'S FEE DUE:
     Servicer's Fee Paid                    864,938.22
     Servicer's Fee Balance Due                      -
SUPPLEMENTAL SERVICER'S FEES                103,501.34
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
REVOLVING PERIOD:                                           Vehicles      Amount
                                                            --------      ------
     Beginning Unreinvested Principal Collections                          -
     Principal Collections & Liquidated Contracts                          -
     Allocation to Subsequent Contracts                                    -
                                                                          ---
     Ending Unreinvested Principal Collections                             -
-----------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager